___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

EQUUS TOTAL RETURN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	814-00098	76-0345915
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

700 Louisiana Street, 41st Floor Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 529-0900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On April 29, 2026, Equus Total Return, Inc. (“Equus” or the “Fund”) was notified by BDO USA, P.C. (“BDO”), of BDO’s resignation as the Fund’s independent auditors, effective as of such date.

The report of BDO concerning the Fund’s financial statements for the fiscal years ended December 31, 2025 and 2024 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2025 and through April 29, 2026, the date of BDO’s resignation, there were (a) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Fund and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements in connection with its report and (b) no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K), except for the identified material weaknesses previously reported in our Annual Report on form 10-K for the year ended December 31, 2025. We did not design or implement proper management review controls over the valuation of the Fund’s portfolio investment, including management’s review procedures over the completeness and accuracy of the underlying data and information supplied to third parties assisting management by recommending a range of reasonable fair values. Further, we did not properly design and implement controls relating to the measurement and assessment of complex accounting transactions, including warrants. These deficiencies did not result in a misstatement to our financial statements, however, the deficiencies could result in misstatements potentially impacting certain financial statement accounts and disclosures. The Audit Committee has discussed these matters with BDO. The Company has authorized BDO to fully respond to any inquiries of the successor independent registered accounting firm concerning these matters.

Equus provided BDO with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that BDO furnish the Fund with a letter addressed to the commission stating whether it agrees with the statements made by Equus in this Current Report, and if not, stating the aspects with which it does not agree.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

16.1       Letter to the Securities and Exchange Commission from BDO USA, P.C. dated May 4, 2026.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equus Total Return, Inc.
Date: May 4, 2026	By: /s/ Kenneth I. Denos
Name: Kenneth I. Denos
Title: Secretary

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